Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of SurePure, Inc., a Delaware corporation (the “Company”), on Form 10-Q/A for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2013	By:	/s/ Guy Kebble
	Name:	Guy Kebble
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Stephen M. Robinson
	Name:	Stephen M. Robinson
	Title:	Chief Financial Officer
(Principal Financial Officer)